Summary of Significant Accounting Policies: Deferred Stock Offering Costs (Policies)	12 Months Ended
Dec. 31, 2016
Policies
Deferred Stock Offering Costs

Deferred Stock Offering Costs – Costs related to stock offerings (if any) are deferred and will be offset against the proceeds of the offering in additional paid-in capital. In the event a stock offering is unsuccessful, the costs relating to the offering will be written-off directly to expense.